Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of May 9, 2014 (this “Amendment”), is by and among (a) HURCO COMPANIES, INC. (the “Borrower”), an Indiana corporation, (b) JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) and as Issuing Bank (as defined in the Credit Agreement referred to below) and (c) the Lenders (as defined in the Credit Agreement referred to below) signatory hereto. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Administrative Agent, certain financial institutions as Lenders and the Borrower entered into that certain Credit Agreement dated as of December 7, 2012 (as amended, restated and otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

§1. Amendment to Credit Agreement. Section 2.05(b) of the Credit Agreement is hereby amended by deleting the reference to the number “$3,000,000” therein and replacing such reference with the number “$5,000,000”.

§2. Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above upon the receipt subject to the satisfaction or waiver by the Administrative Agent on behalf of the Required Lenders of the following conditions precedent (the “Amendment Effective Date”):

A.	each of the representations and warranties set forth in Section 3 of this Amendment shall be true and correct in all respects as of the date of this Amendment;

B.	the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by the Borrower and the Required Lenders;

C.	each of the Subsidiary Guarantors shall have executed and delivered a Reaffirmation of Guaranty in the form of Exhibit A hereto; and

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D.	the Administrative Agent shall have received evidence, satisfactory to the Administrative Agent, that the Borrower has paid all fees and, to the extent billed, expenses payable by the Credit Partiers hereunder or under the Credit Agreement on the Amendment Effective Date.

§3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

A.	Representations and Warranties. Each of the representations and warranties contained in Article III of the Credit Agreement and in each other Credit Document were true and correct in all respects when made, and after giving effect to this Amendment, are true and correct in all respects on and as of the date hereof, except to the extent that such representations and warranties relate specifically to a prior date, then such representations and warranties are true and correct in all respects on and as such earlier date.

B.	Enforceability. The execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of this Amendment are within the corporate authority of the Borrower and have been duly authorize by all necessary corporate proceedings. This Amendment constitutes valid and legally binding obligations of the Borrower, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights in general.

C.	No default or Event of Default. No Default or Event of Default has occurred and is continuing, and after giving effect to this Amendment, no Default or Event of Default will result from the execution, delivery and performance by the Borrower of this Amendment or form the consummation of the transactions contemplated herein.

§4. No Other Amendments, etc. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Credit Documents remain unchanged and (b) all of the terms and conditions of the Credit Agreement and the other Credit Documents are hereby ratified and confirmed and remain in full force and effect (including, without limitation, with respect to any guarantees provided thereunder and any security interests granted in any Collateral in support of the Obligations under or with respect to the Credit Documents). Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of the Borrower, any other Credit Party or of any other Person under the Credit Agreement and other Credit Documents except as expressly set forth herein. Nothing in this Amendment shall be construed to imply any willingness on the part of any Lender to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement and the other Credit Documents. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby. For the avoidance of doubt, this Amendment shall constitute a “Credit Document” under the Credit agreement and each other Credit Document.

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§5. Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 (a) of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

§6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

§7. Successors and Assigns. This Amendment shall be binding upon and shall insure to the benefit of the parties hereto and their respective successors and assigns.

§8. Governing Law; Captions. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of Indiana. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

Borrower:

HURCO COMPANIES, INC.

By:	/s/ Michael Doar
Name:	Michael Doar
Title:	Chairman & Chief Executive Officer

[Signature Page to First Amendment]

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JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Thomas W. Harrison
Thomas W. Harrison
Senior Vice President / Authorized Officer

[Signature Page to First Amendment]

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EXHIBIT A

REAFFIRMATION OF GUARANTY

Each of the undersigned acknowledges receipt of a copy of the First Amendment to the Credit Agreement (the “Amendment”) dated as of May 9, 2014, consents to such amendment and each of the transactions referenced therein and hereby reaffirms its obligations under the Subsidiary Guaranty dated as of December 7, 2012 (as amended from time to time) in favor of JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders (as defined in the Amendment).

Dated as of May 9, 2014

SUBSIDIARY GUARANTORS:

HURCO INTERNATIONAL, INC.

BY:	/s/ Michael Doar
Name:	Michael Doar
Title:	Chairman & Chief Executive Officer

HURCO INTERNATIONAL HOLDINGS, INC.

By:	/s/ Michael Doar
Name:	Michael Doar
Title:	Chairman & Chief Executive Officer

HURCO MIDWEST, LLC

By:	/s/ Michael Doar
Name:	Michael Doar
Title:	Chairman & Chief Executive Officer

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